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                                                                    EXHIBIT 10.4

                                BLACKROCK, INC.
                             NONEMPLOYEE DIRECTORS
                            STOCK COMPENSATION PLAN


1.   Purpose. The BlackRock, Inc. Nonemployee Directors Stock Compensation Plan
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is intended to encourage members of the board of directors of BlackRock, Inc., a
Delaware corporation, who are not also employees of the Company or any of its subsidiaries and who receive fees for their services to acquire additional stock ownership interests in the Company.

2.   Definitions.
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     (a) "Accounting Date" means the first day of each calendar quarter.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Committee" means the Compensation Committee of the Board.

     (d) "Common Stock" means the class A common stock, par value $0.01 per share, of the Company.

     (e) "Company" means BlackRock, Inc., a Delaware corporation.

     (f) "Compensation" means the aggregate amount payable in cash to a Director for such Director's services on the Board, including any amounts payable with respect to service on or serving as Chairman of a committee of the Board or for attendance at Board or committee meetings.

     (g) "Director" means a member of the Board who is not also an employee of the Company or any of its subsidiaries and who receives fees for his or her services on the Board.

     (h) "Effective Date" means the effective date of the Initial Public Offering, provided that the Plan had been approved by the stockholders of the Company prior to the Initial Public Offering.

     (i) "Fair Market Value" means, with respect to Common Stock, the fair market value of such Common Stock determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee in good faith, the per share Fair Market Value of Common Stock as of a
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particular date shall mean (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded, for the last preceding date on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are then traded in an over-the-counter market, the average of the closing bid and asked prices for the shares of Common Stock in such over-the-counter market for the last preceding date on which there was a sale of such Common Stock in such market, or
(iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

     (j) "Initial Public Offering" shall mean the initial public offering of shares of Common Stock of the Company.

     (k) "Plan" means this BlackRock, Inc., Nonemployee Directors Stock Compensation Plan.

3.   Administration of the Plan. The Plan shall be administered by the
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Committee. The Committee shall adopt such rules as it may deem appropriate in order to carry out the purpose of the Plan. All questions of interpretation, administration, and application of the Plan shall be determined by the Committee, except that the Committee may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents on behalf of the Committee. The determination by the Committee shall be final and binding in all matters relating to the Plan.

4.   Common Stock Reserved for the Plan. The number of shares of Common Stock
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authorized for issuance under the Plan is ________, subject to adjustment pursuant to Section 6 hereof. Shares of Common Stock delivered hereunder may be either authorized but unissued shares or previously issued shares reacquired and held by the Company.

5.   Terms and Conditions of Grants.
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     (a) Elections. Each Director may elect that a specified percentage of his
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or her future Compensation be paid in shares of Common Stock and such shares of
Common Stock shall be received in lieu of the payment of cash in respect of the specified percentage of future Compensation. The shares of Common Stock shall be transferred in accordance with Section 5(b) hereof. An election hereunder shall be in the form of a document executed and filed with the Secretary of the Company and shall remain in effect until the effectiveness of any modification or revocation of such election.

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     (b) Transfer of Shares. Shares of Common Stock issuable to a Director under
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Section 5(a) hereof shall be transferred to such Director as soon as practicable following the end of each calendar quarter, including (i) partial calendar quarters for those individuals who become Directors during a calendar quarter and (ii) the partial calendar quarter ending December 31, 1999. The total number of shares of Common Stock to be so transferred on each such date shall be determined by dividing (x) the product of (1) the percentage specified by the Director pursuant to Section 5(a) hereof and (2) the Director's Compensation payable for services rendered in the calendar quarter (or partial calendar quarter, if applicable) with respect to which such transfer is being made, by
(y) the Fair Market Value of a share of Common Stock on the last trading day of such calendar quarter. The Company shall deliver a stock certificate representing the number of whole such shares acquired plus cash in lieu of any fractional shares.

6.   Effect of Certain Changes in Capitalization. In the event of any dividend
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or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, the maximum number or class of shares available under the Plan, and the number or class of shares of Common Stock to be delivered hereunder shall be proportionately adjusted to reflect any such transaction.

7.   Term of Plan. This Plan shall become effective as of the Effective Date,
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provided that the Plan shall have been approved by the stockholders of the
Company. This Plan shall remain in effect until all authorized shares have been issued, unless sooner terminated by the Board.

8.   Amendment; Termination. The Board may at any time and from time to time
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alter, amend, suspend, or terminate the Plan in whole or in part.

9.   Rights of Directors. Nothing contained in the Plan or with respect to any
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grant shall interfere with or limit in any way the right of the stockholders of the Company to remove any Director from the Board, nor confer upon any Director any right to continue in the service of the Company as a director.

10.  General Restrictions.
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     (a) Investment Representations. The Company may require any Director to
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whom Common Stock is issued, as a condition of receiving such Common Stock, to give written assurances in substance and form satisfactory to the Company and its counsel to the effect that such person is acquiring the Common Stock for his own account for

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investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with Federal and applicable state securities laws.

     (b) Compliance with Securities Laws. Each issuance shall be subject to the
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requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance of shares hereunder, such issuance may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

     (c) Nontransferability. Awards under this Plan shall not be transferable
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by a Director other than by the laws of descent and distribution.

11.  Governing Law. This Plan and all rights hereunder shall be construed in
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accordance with and governed by the laws of the State of Delaware.

12.  Headings. The headings of sections and subsections herein are included
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solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

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